Vanguard Managed Payout Funds

Supplement to the Prospectus Dated April 28, 2010

Important Change to the Vanguard Managed Payout Funds

Substitute a Total International Fund for Three Regional Funds

The board of trustees of the Vanguard Managed Payout Funds has approved the substitution of Vanguard Total International Stock Index Fund (the International Fund) for the three regional funds in which the Managed Payout Funds currently invest. The three regional funds—Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund—generally invest in the same international markets as those of the International Fund. The Funds expect to implement this change in the coming months.

Prospectus Text Change

In the More on the Funds section, under “Stocks,” the following paragraph replaces a similar paragraph:

Each Managed Payout Fund may invest in Vanguard Total Stock Market Index Fund and Vanguard Total International Stock Index Fund (and/or other Vanguard stock index funds) to capture the investment returns of the overall equity markets. Each Managed Payout Fund may also invest in Vanguard REIT Index Fund, in order to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). Each Managed Payout Fund will, through its investments in Vanguard stock index funds, indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as stocks of companies located in developed and emerging markets around the world.

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1497 092010